UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

Annual Report  |  December 31, 2018
Schwab Monthly Income Funds

Schwab Monthly Income Fund –
Moderate Payout
Schwab Monthly Income Fund –
Enhanced Payout
Schwab Monthly Income Fund –
Maximum Payout
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

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Schwab Monthly Income Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended December 31, 2018
Schwab Monthly Income Fund – Moderate Payout (Ticker Symbol: SWJRX)	-6.31%
Moderate Payout Composite Index	-2.93%
Fund Category: Morningstar Allocation - 30% to 50% Equity[1]	-5.04%
Performance Details	pages 8-10

Schwab Monthly Income Fund – Enhanced Payout (Ticker Symbol: SWKRX)	-4.20%
Enhanced Payout Composite Index	-1.85%
Fund Category: Morningstar Allocation - 30% to 50% Equity[1]	-5.04%
Performance Details	pages 11-13

Schwab Monthly Income Fund – Maximum Payout (Ticker Symbol: SWLRX)	-2.31%
Maximum Payout Composite Index	-0.79%
Fund Category: Morningstar Allocation - 15% to 30% Equity[1]	-3.14%
Performance Details	pages 14-16
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
As investors, sometimes it can feel like the only period of performance that really matters is the one we just lived through. In fact, it’s such a common tendency that behavioral economists have given it a name: recency bias. When markets are soaring, it feels like nothing can stop them. When markets correct, it’s hard to have confidence that they will ultimately recover. In these periods, it is important to remember your long-term goals and stay focused on them.
At Charles Schwab Investment Management, we focus on offering products that help investors through those periods when market events might distract them from their goals. Many of our funds are designed to help investors build diversified portfolios to provide long-term benefits and weather short-term market fluctuations. The Schwab Monthly Income Funds are a case in point, built for investors who need their portfolios to generate cash regardless of what’s going on in the markets. These funds have historically generated a steady stream of income in good markets and bad, without the high costs and complexity typically inherent in products with guarantees.
There are three Schwab Monthly Income Funds covering a range of risk appetites: the Schwab Monthly Income Fund – Moderate Payout has more upside when markets rise; the Schwab Monthly Income Fund – Maximum Payout emphasizes capital preservation; and the Schwab Monthly Income Fund – Enhanced Payout falls between the other two. While all three had negative total returns in the 12-month period ended December 31, 2018, each continued to meet the primary goal of generating monthly income.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Monthly Income Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment

For the 12-month reporting period ended December 31, 2018, global equity markets lost ground and fixed-income returns were mixed. In the U.S., as of early October, steady economic growth, solid corporate earnings, and robust consumer spending had helped propel U.S. stock markets to record highs. Over the final three months of the year, however, investor anxiety rose, oil prices fell, volatility spiked and stocks declined steeply—particularly in December—more than erasing the year’s previous gains and driving major indices to near–bear market territory. In fixed-income markets, U.S. Treasuries posted modest, albeit positive, gains while corporate credit markets generally lost ground. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned –4.38%, and the Bloomberg Barclays US Aggregate Bond Index returned 0.01%. Markets outside the U.S. were notably weaker as economic momentum slowed due to uncertainties from several fronts, including trade, inflation, and geopolitical concerns. This was compounded by December’s market volatility, which dampened European and Asian markets as well. The U.S. dollar generally appreciated against many major overseas currencies, weakening international stocks and diminishing returns on overseas investments in U.S. dollar terms. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned –13.79%, while the MSCI Emerging Markets Index (Net)* returned –14.58%. The FTSE non–US Dollar World Government Bond Index returned –1.82%.
Despite some challenges along the way, for most of the reporting period, the U.S. economy continued to exhibit steady growth as it marked its tenth year of expansion, buoyed by a combination of tax reform, strong corporate earnings, and still-accommodative financial conditions—even as multiple economies around the globe exhibited growing weakness. U.S. gross domestic product (GDP) grew at an annual rate of 3.4% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Unemployment remained low. Even amid a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Toward year-end, however, domestic economic growth showed growing signs of weakening on multiple fronts. Consumer confidence, which had hit an 18-year high in October, the highest since 2000, fell in November and December—its sharpest decline in more than three years.
Asset Class Performance Comparison % returns during the 12 months ended December 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment (continued)

Outside the U.S., conditions continued to soften over the year. In the eurozone, growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. Japan’s economy expanded slightly in the second quarter but declined in the third—its largest contraction since 2014. The United Kingdom’s economy expanded in the first three quarters, however, its strongest expansion since late 2016, despite Brexit-related economic and political uncertainty.
The Federal Reserve (Fed) continued its efforts to achieve more normalized monetary policy, raising the federal funds rate by 0.25% four times over the year—in March, June, September, and December. The overnight interest rate ended the year in a target range of 2.25% to 2.50%, converging closer to what the Fed considers a neutral level, according to Fed Chairman Jerome Powell and suggesting a more cautious approach to further rate hikes. The Fed also continued its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.1 trillion, down from $4.5 trillion when the program was announced in June 2017.
Outside the U.S., most central banks maintained accommodative monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December reiterated that it would likely maintain those rates through next summer, but confirmed the termination of its monthly asset purchase program by the end of 2018. Also in December, the Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
In the U.S., the yield curve flattened over most of the year, as short-term yields, which typically respond to changes in the federal funds rate, rose faster than longer-term yields, which are influenced more by economic growth and inflation expectations. Over the last two months of the reporting period, however, as investors opted for safer assets, demand for longer-term Treasuries rose amid the stock-market sell-off driving yields lower. (Bond yields and bond prices move in opposite directions.) Over the reporting period, the three-month Treasury yield rose steadily, from 1.39% to 2.45%. The 10-year Treasury yield, which began the year at 2.40% and peaked at 3.24% in early November as stock indices hit record highs, ended the year at 2.69%. Outside the U.S., bond yields generally remained low.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the funds. She has served as portfolio manager of the funds since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout as of December 31, 2018

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange-traded funds (ETFs) and nonproprietary mutual funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Moderate Payout (the fund) is designed to offer investors a targeted annual payout of 3% to 4%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 3%, and during a high interest rate environment, is expected to be 3% to 6%. The fund uses the internally calculated, custom-blended Moderate Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. Over the 12-month reporting period, global equity markets lost ground and fixed-income returns were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped to propel major market indices to record highs before falling over the final three months of the year, more than erasing the year’s previous gains and driving major indices to near-bear market territory. U.S. short-term bond yields rose faster than longer-term yields. However, over the last two months of the reporting period, demand for longer-term Treasuries rose amid the stock-market sell-off, driving yields lower.
Performance. The fund’s distribution yield (payout) was 2.39% for the year ended December 31, 2018, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was -6.31%, while the composite index returned -2.93%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
The fund’s U.S. large-cap equity exposure detracted from the fund’s total return over the reporting period. The Schwab Dividend Equity Fund was the largest detractor from the fund’s total return. The Schwab Dividend Equity Fund returned approximately -12.1%, underperforming the S&P 500® Index, the composite index’s underlying U.S. large-cap equity component which returned approximately -4.4%.
The fund’s international equity exposure was also a detractor from the fund’s total return and relative performance to the composite index. The Laudus International MarketMasters Fund™ (Select Shares®) returned approximately -19.1% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately -13.8%.
Excluding cash, the fund’s intermediate-term bond exposure was the only positive contributor to total return. The Schwab Intermediate-Term Bond Fund returned approximately 0.3%. However, the Schwab Intermediate-Term Bond Fund underperformed its benchmark, dampening the fund’s return relative to the fund’s composite index.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 31, 2008 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Monthly Income Fund – Moderate Payout (3/28/08)	-6.31%	2.82%	6.02%
Moderate Payout Composite Index	-2.93%	4.16%	7.03%
S&P 500® Index	-4.38%	8.49%	13.12%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%
Fund Category: Morningstar Allocation – 30% to 50% Equity[2]	-5.04%	2.56%	6.69%
Fund Expense Ratios[3]: Net 0.58%; Gross 0.78%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.58% of acquired fund fees and expenses, which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of December 31, 2018 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	20%
12-Month Distribution Yield	2.39% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout as of December 31, 2018

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange-traded funds (ETFs) and nonproprietary mutual funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Enhanced Payout (the fund) is designed to offer investors a targeted annual payout of 4% to 5%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 4%, and during a high interest rate environment, is expected to be 4% to 7%. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. Over the 12-month reporting period, global equity markets lost ground and fixed-income returns were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped to propel major market indices to record highs before falling over the final three months of the year, more than erasing the year’s previous gains and driving major indices to near-bear market territory. U.S. short-term bond yields rose faster than longer-term yields. However, over the last two months of the reporting period, demand for longer-term Treasuries rose amid the stock-market sell-off, driving yields lower.
Performance. The fund’s distribution yield (payout) was 2.45% for the year ended December 31, 2018, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was -4.20%, with the composite index returning -1.85%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
The fund’s U.S. large-cap equity exposure detracted from the fund’s total return over the reporting period. The Schwab Dividend Equity Fund was the largest detractor from the fund’s total return. The Schwab Dividend Equity Fund returned approximately -12.1%, underperforming the S&P 500® Index, the composite index’s underlying U.S. large-cap equity component which returned approximately -4.4%.
The fund’s international equity exposure was also a detractor from the fund’s total return and relative performance to the composite index. The Laudus International MarketMasters Fund™ (Select Shares®) returned approximately -19.1% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately -13.8%.
Excluding cash, the fund’s intermediate-term bond exposure was the only positive contributor to total return. The Schwab Intermediate-Term Bond Fund returned approximately 0.3%. However, the Schwab Intermediate-Term Bond Fund underperformed its benchmark, dampening the fund’s return relative to the fund’s composite index.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 31, 2008 – December 31, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Monthly Income Fund – Enhanced Payout (3/28/08)	-4.20%	2.60%	5.05%
Enhanced Payout Composite Index	-1.85%	3.60%	5.80%
S&P 500® Index	-4.38%	8.49%	13.12%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%
Fund Category: Morningstar Allocation – 30% to 50% Equity[3]	-5.04%	2.56%	6.69%
Fund Expense Ratios[4]: Net 0.46%; Gross 0.57%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Includes 0.46% of acquired fund fees and expenses, which are are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of December 31, 2018 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	9%
12-Month Distribution Yield	2.45% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout as of December 31, 2018

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange-traded funds (ETFs) and nonproprietary mutual funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Maximum Payout (the fund) is designed to offer investors a targeted annual payout of 5% to 6%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 5%, and during a high interest rate environment, is expected to be 5% to 8%. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. Over the 12-month reporting period, global equity markets lost ground and fixed-income returns were mixed. In the U.S., steady economic growth, solid corporate earnings, and robust consumer spending helped to propel major market indices to record highs before falling over the final three months of the year, more than erasing the year’s previous gains and driving major indices to near-bear market territory. U.S. short-term bond yields rose faster than longer-term yields. However, over the last two months of the reporting period, demand for longer-term Treasuries rose amid the stock-market sell-off, driving yields lower.
Performance. The fund’s distribution yield (payout) was 2.53% for the year ended December 31, 2018, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was -2.31%, with the composite index returning -0.79%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
The fund’s U.S. large-cap equity exposure detracted from the fund’s total return over the reporting period. The Schwab Dividend Equity Fund was the largest detractor from the fund’s total return. The Schwab Dividend Equity Fund returned approximately -12.1%, underperforming the S&P 500® Index, the composite index’s underlying U.S. large-cap equity component which returned approximately -4.4%.
The fund’s international equity exposure was also a detractor from the fund’s total return and relative performance to the composite index. The Laudus International MarketMasters Fund™ (Select Shares®) returned approximately -19.1% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately -13.8%.
Excluding cash, the fund’s intermediate-term bond exposure was the only positive contributor to total return. The Schwab Intermediate-Term Bond Fund returned approximately 0.3%. However, the Schwab Intermediate-Term Bond Fund underperformed its benchmark, dampening the fund’s return relative to the fund’s composite index.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 31, 2008 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Monthly Income Fund – Maximum Payout (3/28/08)	-2.31%	2.32%	3.81%
Maximum Payout Composite Index	-0.79%	3.02%	4.54%
S&P 500® Index	-4.38%	8.49%	13.12%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%
Fund Category: Morningstar Allocation – 15% to 30% Equity[2]	-3.14%	2.17%	5.49%
Fund Expense Ratios[3]: Net 0.34%; Gross 0.54%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.34% of acquired fund fees and expenses, which are are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of December 31, 2018 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	11%
12-Month Distribution Yield	2.53% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18[2]	Expenses Paid During Period 7/1/18-12/31/18[2,5]	Effective Expenses Paid During Period 7/1/18-12/31/18[4,5]
Schwab Monthly Income Fund - Moderate Payout
Actual Return	0.00%	0.57%	$1,000.00	$ 951.20	$0.00	$2.80
Hypothetical 5% Return	0.00%	0.57%	$1,000.00	$1,025.20	$0.00	$2.91
Schwab Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	0.45%	$1,000.00	$ 972.20	$0.00	$2.24
Hypothetical 5% Return	0.00%	0.45%	$1,000.00	$1,025.20	$0.00	$2.29
Schwab Monthly Income Fund - Maximum Payout
Actual Return	0.00%	0.33%	$1,000.00	$ 991.60	$0.00	$1.66
Hypothetical 5% Return	0.00%	0.33%	$1,000.00	$1,025.20	$0.00	$1.68

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$11.09	$10.31	$10.46	$11.21	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.23 [1]	0.21 [1]	0.22 [1]	0.23
Net realized and unrealized gains (losses)	(0.92)	0.87	0.26	(0.24)	0.44
Total from investment operations	(0.69)	1.10	0.47	(0.02)	0.67
Less distributions:
Distributions from net investment income	(0.24)	(0.32)	(0.22)	(0.28)	(0.31)
Distributions from net realized gains	(0.11)	—	(0.40)	(0.45)	(0.29)
Total distributions	(0.35)	(0.32)	(0.62)	(0.73)	(0.60)
Net asset value at end of period	$10.05	$11.09	$10.31	$10.46	$11.21
Total return	(6.31%)	10.80%	4.58%	(0.24%)	6.09%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3],[4]	0.00%
Gross operating expenses[2]	0.19%	0.20%	0.18%	0.23%	0.25%
Net investment income (loss)	2.17%	2.11%	1.99%	1.98%	2.00%
Portfolio turnover rate	20%	41% [5]	9%	14%	16%
Net assets, end of period (x 1,000,000)	$41	$49	$45	$48	$49

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 14% without including these transactions.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.4% of net assets

Equity Funds 47.7%
Global Real Estate 7.2%
Schwab Global Real Estate Fund	431,279	2,962,885
International 12.0%
Laudus International MarketMasters Fund, Select Shares	256,052	4,959,735
Large-Cap 28.5%
Schwab Dividend Equity Fund	912,768	11,792,966
		19,715,586

Fixed-Income Funds 50.4%
Intermediate-Term Bond 50.4%
Schwab Intermediate-Term Bond Fund	757,381	7,429,908
Schwab U.S. Aggregate Bond Index Fund	1,370,931	13,407,705
		20,837,613

Security	Number of Shares	Value ($)
Money Market Fund 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares 2.45% (a)	559,988	560,100
Total Affiliated Underlying Funds
(Cost $42,537,780)		41,113,299

Unaffiliated Underlying Fund 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	92,702	92,702
Total Unaffiliated Underlying Fund
(Cost $92,702)		92,702
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	225,959	47,950	(17,857)	256,052	($1,631,941)	($23,783)	$483,334
Schwab Dividend Equity Fund	843,493	197,886	(128,611)	912,768	(2,801,887)	(59,510)	1,244,123
Schwab Global Real Estate Fund	445,511	36,121	(50,353)	431,279	(371,154)	(17,841)	129,622
Schwab Intermediate-Term Bond Fund	880,862	138,539	(262,020)	757,381	(30,736)	(147,117)	195,058
Schwab U.S. Aggregate Bond Index Fund	1,545,892	293,863	(468,824)	1,370,931	(326,737)	(147,422)	424,869
Schwab Variable Share Price Money Fund, Ultra Shares	—	659,968	(99,980)	559,988	(11)	(10)	10,152
Total					($5,162,466)	($395,683)	$2,487,158
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2018, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $42,537,780)		$41,113,299
Investments in unaffiliated underlying funds, at value (cost $92,702)		92,702
Receivables:
Investments sold		230,000
Dividends		52,780
Fund shares sold		12,209
Due from investment adviser		8,313
Prepaid expenses	+	4,912
Total assets		41,514,215
Liabilities
Payables:
Investments bought		35,512
Independent trustees’ fees		28
Fund shares redeemed		93,122
Accrued expenses	+	27,672
Total liabilities		156,334
Net Assets
Total assets		41,514,215
Total liabilities	–	156,334
Net assets		$41,357,881
Net Assets by Source
Capital received from investors		42,197,813
Total distributable loss[1]		(839,932)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$41,357,881		4,113,299		$10.05

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,018,062
Dividends received from unaffiliated underlying funds	+	6,512
Total investment income		1,024,574
Expenses
Professional fees		31,067
Registration fees		20,987
Shareholder reports		13,852
Portfolio accounting fees		10,933
Independent trustees’ fees		7,818
Transfer agent fees		2,015
Custodian fees		852
Other expenses	+	3,514
Total expenses		91,038
Expense reduction by CSIM and its affiliates	–	91,038
Net expenses	–	—
Net investment income		1,024,574
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,469,096
Net realized losses on sales of affiliated underlying funds	+	(395,683)
Net realized gains		1,073,413
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(5,162,466)
Net realized and unrealized losses		(4,089,053)
Decrease in net assets resulting from operations		($3,064,479)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$1,024,574	$965,729
Net realized gains		1,073,413	1,205,193
Net change in unrealized appreciation (depreciation)	+	(5,162,466)	2,502,733
Increase (decrease) in net assets from operations		(3,064,479)	4,673,655
Distributions to Shareholders1
Total distributions		($1,487,830)	($1,386,248)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,400,217	$15,307,824	1,094,129	$11,819,211
Shares reinvested		90,550	945,686	79,010	863,272
Shares redeemed	+	(1,756,913)	(18,897,285)	(1,134,223)	(12,176,364)
Net transactions in fund shares		(266,146)	($2,643,775)	38,916	$506,119
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,379,445	$48,553,965	4,340,529	$44,760,439
Total increase or decrease	+	(266,146)	(7,196,084)	38,916	3,793,526
End of period[2]		4,113,299	$41,357,881	4,379,445	$48,553,965
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $1,386,248 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $1,243 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$11.38	$10.81	$10.92	$11.18	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.25 [1]	0.24 [1]	0.22 [1]	0.22 [1]	0.23
Net realized and unrealized gains (losses)	(0.72)	0.64	0.18	(0.22)	0.39
Total from investment operations	(0.47)	0.88	0.40	—	0.62
Less distributions:
Distributions from net investment income	(0.26)	(0.31)	(0.24)	(0.26)	(0.28)
Distributions from net realized gains	(0.07)	—	(0.27)	—	—
Total distributions	(0.33)	(0.31)	(0.51)	(0.26)	(0.28)
Net asset value at end of period	$10.58	$11.38	$10.81	$10.92	$11.18
Total return	(4.20%)	8.19%	3.69%	0.02%	5.76%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3],[4]	0.00%
Gross operating expenses[2]	0.12%	0.11%	0.10%	0.13%	0.15%
Net investment income (loss)	2.28%	2.14%	2.01%	1.99%	2.03%
Portfolio turnover rate	9%	50% [5]	6%	11%	14%
Net assets, end of period (x 1,000,000)	$77	$95	$94	$97	$98

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 13% without including these transactions.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.9% of net assets

Equity Funds 31.8%
Global Real Estate 4.9%
Schwab Global Real Estate Fund	539,816	3,708,535
International 7.8%
Laudus International MarketMasters Fund, Select Shares	309,870	6,002,185
Large-Cap 19.1%
Schwab Dividend Equity Fund	1,133,394	14,643,452
		24,354,172

Fixed-Income Funds 65.8%
Intermediate-Term Bond 65.8%
Schwab Intermediate-Term Bond Fund	1,936,374	18,995,825
Schwab U.S. Aggregate Bond Index Fund	3,206,811	31,362,616
		50,358,441

Security	Number of Shares	Value ($)
Money Market Fund 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares 2.45% (a)	1,048,768	1,048,978
Total Affiliated Underlying Funds
(Cost $75,616,904)		75,761,591

Unaffiliated Underlying Fund 0.5% of net assets

Money Market Fund 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	360,404	360,404
Total Unaffiliated Underlying Fund
(Cost $360,404)		360,404
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	308,302	49,620	(48,052)	309,870	($2,129,389)	$226,847	$573,965
Schwab Dividend Equity Fund	1,130,149	222,505	(219,260)	1,133,394	(3,403,696)	19,560	1,506,262
Schwab Global Real Estate Fund	603,780	21,303	(85,267)	539,816	(642,855)	166,422	156,714
Schwab Intermediate-Term Bond Fund	2,299,209	82,183	(445,018)	1,936,374	(266,075)	(191,375)	471,618
Schwab U.S. Aggregate Bond Index Fund	3,882,059	131,166	(806,414)	3,206,811	(895,939)	(268,723)	981,607
Schwab Variable Share Price Money Fund, Ultra Shares	—	1,218,734	(169,966)	1,048,768	(14)	(17)	19,068
Total					($7,337,968)	($47,286)	$3,709,234
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2018, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $75,616,904)		$75,761,591
Investments in unaffiliated underlying funds, at value (cost $360,404)		360,404
Receivables:
Fund shares sold		522,129
Dividends		121,028
Due from investment adviser		8,289
Prepaid expenses	+	4,814
Total assets		76,778,255
Liabilities
Payables:
Investments bought		80,356
Independent trustees’ fees		28
Fund shares redeemed		116,725
Accrued expenses	+	29,357
Total liabilities		226,466
Net Assets
Total assets		76,778,255
Total liabilities	–	226,466
Net assets		$76,551,789
Net Assets by Source
Capital received from investors		75,034,441
Total distributable earnings[1]		1,517,348

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$76,551,789		7,235,418		$10.58

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,940,885
Dividends received from unaffiliated underlying funds	+	9,124
Total investment income		1,950,009
Expenses
Professional fees		35,259
Registration fees		21,935
Shareholder reports		15,213
Portfolio accounting fees		11,417
Independent trustees’ fees		8,032
Transfer agent fees		2,975
Custodian fees		1,016
Other expenses	+	3,941
Total expenses		99,788
Expense reduction by CSIM and its affiliates	–	99,788
Net expenses	–	—
Net investment income		1,950,009
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,768,349
Net realized losses on sales of affiliated underlying funds	+	(47,286)
Net realized gains		1,721,063
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(7,337,968)
Net realized and unrealized losses		(5,616,905)
Decrease in net assets resulting from operations		($3,666,896)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$1,950,009	$1,994,023
Net realized gains		1,721,063	1,596,812
Net change in unrealized appreciation (depreciation)	+	(7,337,968)	3,737,804
Increase (decrease) in net assets from operations		(3,666,896)	7,328,639
Distributions to Shareholders1
Total distributions		($2,455,563)	($2,561,455)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,207,204	$13,467,215	1,693,731	$18,980,573
Shares reinvested		141,660	1,544,742	141,532	1,592,596
Shares redeemed	+	(2,486,372)	(27,631,074)	(2,117,722)	(23,627,143)
Net transactions in fund shares		(1,137,508)	($12,619,117)	(282,459)	($3,053,974)
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,372,926	$95,293,365	8,655,385	$93,580,155
Total increase or decrease	+	(1,137,508)	(18,741,576)	(282,459)	1,713,210
End of period[2]		7,235,418	$76,551,789	8,372,926	$95,293,365
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $2,561,455 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $2,032 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$10.15	$9.85	$9.95	$10.37	$10.22
Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	0.22 [1]	0.20 [1]	0.21 [1]	0.21
Net realized and unrealized gains (losses)	(0.48)	0.33	0.09	(0.18)	0.33
Total from investment operations	(0.24)	0.55	0.29	0.03	0.54
Less distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.22)	(0.23)	(0.25)
Distributions from net realized gains	(0.07)	—	(0.17)	(0.22)	(0.14)
Total distributions	(0.31)	(0.25)	(0.39)	(0.45)	(0.39)
Net asset value at end of period	$9.60	$10.15	$9.85	$9.95	$10.37
Total return	(2.31%)	5.64%	2.97%	0.22%	5.29%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00% [3],[4]	0.00%	0.00% [3],[4]	0.00%
Gross operating expenses[2]	0.20%	0.20%	0.18%	0.23%	0.22%
Net investment income (loss)	2.42%	2.17%	2.02%	2.01%	2.05%
Portfolio turnover rate	11%	63% [5]	9%	14%	16%
Net assets, end of period (x 1,000,000)	$40	$48	$47	$50	$52

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 16% without including these transactions.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.5% of net assets

Equity Funds 17.0%
Global Real Estate 2.7%
Schwab Global Real Estate Fund	154,447	1,061,053
International 4.2%
Laudus International MarketMasters Fund, Select Shares	87,358	1,692,124
Large-Cap 10.1%
Schwab Dividend Equity Fund	314,920	4,068,770
		6,821,947

Fixed-Income Funds 81.2%
Intermediate-Term Bond 81.2%
Schwab Intermediate-Term Bond Fund	1,252,755	12,289,523
Schwab U.S. Aggregate Bond Index Fund	2,083,051	20,372,236
		32,661,759

Security	Number of Shares	Value ($)
Money Market Fund 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares 2.45% (a)	509,646	509,747
Total Affiliated Underlying Funds
(Cost $40,278,868)		39,993,453

Unaffiliated Underlying Fund 0.5% of net assets

Money Market Fund 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	203,972	203,972
Total Unaffiliated Underlying Fund
(Cost $203,972)		203,972
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2018:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/17	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/18	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	90,760	15,871	(19,273)	87,358	($586,757)	$29,647	$161,811
Schwab Dividend Equity Fund	310,179	47,803	(43,062)	314,920	(993,130)	16,394	431,285
Schwab Global Real Estate Fund	163,087	17,343	(25,983)	154,447	(140,154)	3,587	45,327
Schwab Intermediate-Term Bond Fund	1,458,903	91,504	(297,652)	1,252,755	(183,533)	(109,599)	311,118
Schwab U.S. Aggregate Bond Index Fund	2,411,112	241,188	(569,249)	2,083,051	(530,951)	(192,283)	637,163
Schwab Variable Share Price Money Fund, Ultra Shares	—	659,616	(149,970)	509,646	(11)	(15)	9,796
Total					($2,434,536)	($252,269)	$1,596,500
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2018, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in affiliated underlying funds, at value (cost $40,278,868)		$39,993,453
Investments in unaffiliated underlying funds, at value (cost $203,972)		203,972
Receivables:
Dividends		78,019
Fund shares sold		66,633
Due from investment adviser		7,881
Prepaid expenses	+	4,846
Total assets		40,354,804
Liabilities
Payables:
Investments bought		51,452
Independent trustees’ fees		28
Fund shares redeemed		61,930
Accrued expenses	+	27,956
Total liabilities		141,366
Net Assets
Total assets		40,354,804
Total liabilities	–	141,366
Net assets		$40,213,438
Net Assets by Source
Capital received from investors		40,408,292
Total distributable loss[1]		(194,854)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$40,213,438		4,187,892		$9.60

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends received from affiliated underlying funds		$1,092,872
Dividends received from unaffiliated underlying funds	+	5,267
Total investment income		1,098,139
Expenses
Professional fees		30,974
Registration fees		21,534
Shareholder reports		13,582
Portfolio accounting fees		10,919
Independent trustees’ fees		7,815
Transfer agent fees		2,212
Custodian fees		1,003
Other expenses	+	3,514
Total expenses		91,553
Expense reduction by CSIM and its affiliates	–	91,553
Net expenses	–	—
Net investment income		1,098,139
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		503,628
Net realized losses on sales of affiliated underlying funds	+	(252,269)
Net realized gains		251,359
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(2,434,536)
Net realized and unrealized losses		(2,183,177)
Decrease in net assets resulting from operations		($1,085,038)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$1,098,139	$1,039,889
Net realized gains		251,359	787,413
Net change in unrealized appreciation (depreciation)	+	(2,434,536)	788,235
Increase (decrease) in net assets from operations		(1,085,038)	2,615,537
Distributions to Shareholders1
Total distributions		($1,410,178)	($1,195,871)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,502,087	$14,921,431	1,706,617	$17,197,795
Shares reinvested		85,825	838,844	70,590	711,591
Shares redeemed	+	(2,175,939)	(21,526,956)	(1,785,744)	(17,962,827)
Net transactions in fund shares		(588,027)	($5,766,681)	(8,537)	($53,441)
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,775,919	$48,475,335	4,784,456	$47,109,110
Total increase or decrease	+	(588,027)	(8,261,897)	(8,537)	1,366,225
End of period[2]		4,187,892	$40,213,438	4,775,919	$48,475,335
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $1,195,871 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $2,062 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Monthly Income Fund - Moderate Payout	Laudus International MarketMasters Fund™
Schwab Monthly Income Fund - Enhanced Payout	Schwab Balanced Fund
Schwab Monthly Income Fund - Maximum Payout	Schwab Core Equity Fund
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Hedged Equity Fund
Schwab Target 2030 Fund	Schwab Health Care Fund
Schwab Target 2035 Fund	Schwab International Core Equity Fund
Schwab Target 2040 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2010 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2015 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2020 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2025 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2030 Index Fund
Schwab International Index Fund®	Schwab Target 2035 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2055 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2060 Index Fund
The Schwab Monthly Income Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, cash and cash equivalents, including money market securities and exchange-traded funds (ETFs).
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 1.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The funds make distributions from net investment income monthly and from net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(i) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Structural Risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if a fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed income securities, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk than investment-grade securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Money Market Fund Risk. A fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Real Estate Investment Trust (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

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Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2018, each Schwab Monthly Income Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Laudus International MarketMasters Fund, Select Shares	0.4%	0.4%	0.1%
Schwab Dividend Equity Fund	1.1%	1.3%	0.4%
Schwab Global Real Estate Fund	1.1%	1.4%	0.4%
Schwab Intermediate-Term Bond Fund	3.4%	8.8%	5.7%
Schwab U.S. Aggregate Bond Index Fund	0.6%	1.3%	0.8%
Schwab Variable Share Price Money Fund, Ultra Shares	0.0%*	0.0%*	0.0%*
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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Schwab Monthly Income Funds
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended December 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Monthly Income Fund - Moderate Payout	$9,181,071	$10,089,000
Schwab Monthly Income Fund - Enhanced Payout	7,662,078	17,889,000
Schwab Monthly Income Fund - Maximum Payout	5,093,389	10,012,000

8. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Tax cost	$43,292,534	$76,252,992	$40,715,058
Gross unrealized appreciation	$391,178	$1,403,872	$564,491
Gross unrealized depreciation	(2,477,711)	(1,534,869)	(1,082,124)
Net unrealized appreciation (depreciation)	($2,086,533)	($130,997)	($517,633)
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Undistributed ordinary income	$6,094	$7,827	$6,997
Undistributed long-term capital gains	1,240,507	1,640,518	315,782
Net unrealized appreciation (depreciation) on investments	(2,086,533)	(130,997)	(517,633)
Total	($839,932)	$1,517,348	($194,854)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had no capital loss carryforwards available to offset future net capital gains.

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Schwab Monthly Income Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Current period distributions
Ordinary income	$1,040,314	$1,969,130	$1,100,328
Long-term capital gains	447,516	486,433	309,850
Prior period distributions
Ordinary income	$1,386,248	$2,561,455	$1,195,871
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Monthly Income Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout (three of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended December 31, 2018, qualify for the corporate dividends received deduction:
Percentage
Schwab Monthly Income Fund — Moderate Payout	20.21
Schwab Monthly Income Fund — Enhanced Payout	12.96
Schwab Monthly Income Fund — Maximum Payout	6.69
For the fiscal year ended December 31, 2018, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS Form 1099 of the amounts for use in preparing their 2018 income tax return.

Schwab Monthly Income Fund — Moderate Payout	$300,677
Schwab Monthly Income Fund — Enhanced Payout	363,060
Schwab Monthly Income Fund — Maximum Payout	104,189
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2018:

Schwab Monthly Income Fund — Moderate Payout	$447,516
Schwab Monthly Income Fund — Enhanced Payout	486,433
Schwab Monthly Income Fund — Maximum Payout	309,850

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Schwab Monthly Income Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None

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Schwab Monthly Income Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Schwab Monthly Income Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None

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Schwab Monthly Income Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

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Schwab Monthly Income Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Monthly Income Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Enhanced Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective January 29, 2019, the Enhanced Payout Composite Index is composed of 19.5% S& P 500 Index, 8.1% MSCI EAFE Index (Net), 4.9% FTSE EPRA/NAREIT Global Index (Net), 65.5% Bloomberg Barclays US
Aggregate Bond Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From April 1, 2013 to January 29, 2019, the Enhanced Payout Composite Index was composed of 19.5% S&P 500 Index, 8.1% MSCI EAFE Index (Net), 4.9% FTSE EPRA/NAREIT Global Index (Net), 39.3% Bloomberg Barclays US Aggregate Bond Index, 26.2% Bloomberg Barclays US Intermediate Aggregate Bond Index, and 2.0% Bloomberg Barclays US Treasury Bills 1–3 Month Index. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Bloomberg Barclays US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
Maximum Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective January 29, 2019, the Maximum Payout Composite Index is composed of 10.5% S&P 500 Index, 4.4% MSCI EAFE Index (Net), 2.6% FTSE EPRA/NAREIT Global Index (Net), 80.5% Bloomberg Barclays US Aggregate Bond Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From April 1, 2013 to January 29, 2019, the Maximum Payout Composite Index was composed of 10.5% S&P 500 Index, 4.4% MSCI EAFE Index (Net), 2.6% FTSE EPRA/NAREIT Global Index (Net), 48.3% Bloomberg Barclays US Aggregate Bond Index, 32.2% Bloomberg Barclays US Intermediate Aggregate Bond Index, and 2.0% Bloomberg Barclays US Treasury Bills 1–3 Month Index. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S& P 500 Index and 90% Bloomberg Barclays US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Moderate Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective January 29, 2019, the Maximum Payout Composite Index is composed of 10.5% S&P 500 Index, 4.4% MSCI EAFE Index (Net), 2.6% FTSE EPRA/NAREIT Global Index (Net), 80.5% Bloomberg Barclays US Aggregate Bond Index, and 2.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From April 1, 2013 to January 29, 2019, the Moderate Payout Composite Index was composed of 28.5% S&P 500 Index, 11.9% MSCI EAFE Index (Net), 7.1% FTSE EPRA/NAREIT Global Index (Net), 30.3% Bloomberg Barclays US Aggregate Bond Index, 20.2% Bloomberg Barclays US Intermediate Aggregate Bond Index, and

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
2.0% Bloomberg Barclays US Treasury Bills 1–3 Month Index. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Bloomberg Barclays US Aggregate Bond Index. Percentages listed may not total 100% due to rounding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
12-Month Distribution Yield  reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

Schwab Monthly Income Funds   |  Annual Report

Notes

Schwab Monthly Income Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR45803-07
00224339

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of fifty-two series. Thirty-seven series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifty-two series, based on their respective 2018 and 2017 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017
$1,473,405	$1,404,027	$84,840	$90,000	$189,592	$166,000	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018: $274,432	2017: $	256,000

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	2/19/19